4Q and Full Year 2011 Earnings Conference Call

February 15, 2012











CURTISS WRIGHT

Safe Harbor Statement

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this web site from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements including, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

Overview of 2011 Results

- Solid sales and operating income growth, despite lower profitability in oil & gas large project business
- Commercial markets performed well, led by commercial aerospace and general industrial
- Strategic diversification across our defense markets limited downside risk
- Solid new order activity in commercial markets, particularly in power generation and oil & gas (MRO and super vessels)
- Strong balance sheet

Full Year 2011 Results

($ in Millions)

		Full Year 2011	% Change vs. Prior Yr
Sales:			
Flow Control	$	1,060.8	4%
Motion Control		710.0	10%
Metal Treatment		283.3	28%
Total Sales	**$**	**2,054.1**	**9%**
Operating Income:			
Flow Control	$	103.4	(1%)
Motion Control		81.0	1%
Metal Treatment		44.0	70%
Total Segments	**$**	**228.4**	**8%**
Corporate and Other		(23.5)	24%
Total Operating Income	**$**	**205.0**	**14%**
Diluted EPS:	**$**	**2.77**	**21%**

*Organic results exclude the impact of FX, acquisitions and divestitures

Key sales drivers:

- Organic growth of 3%* with gains across all three segments
- Solid, double-digit increases in the commercial aerospace, general industrial and aerospace defense markets
- Slow recovery of large, international capital projects in oil & gas market
- Defense sales impacted by prior program cancellations and timing on long-term Navy contracts

Key operating income drivers:

- Organic growth of 17%*, led by strong growth in metal treatment
- Lower than expected performance in oil and gas market
- Overall FX impact $3M unfavorable, mainly in Motion Control
- Lower corporate costs

2011 Segment Review – Flow Control



Oil & Gas
23%
Naval
Defense
31%
Gen
Industrial
10%
Comm Aero
2%
Power Gen
34%

FY Segment Sales: $1,061 M

Full Year 2011 Results

- Sales up 4%; Operating income (down 1%) and margin impacted by reduced profitability in oil & gas market
- Achieved solid sales in the general industrial and power generation markets
- Naval sales lower due to timing on long-term contracts
- Higher MRO/super vessel sales in oil & gas offset by continued delays in capital spending on large, international projects

2011 Segment Review – Motion Control


Comm Aero
26%
Aero
Defense
39%
Gen
Industrial
10%
Other
Defense &
Gov't.
4%
Naval
Defense
5%
Ground
Defense
16%

FY Segment Sales: $710 M

*Organic results exclude the impact of FX, acquisitions and divestitures

Full Year 2011 Results

- Sales up 10%; 4% of which was organic*
- Operating income up 1%; Organic growth of 11%*
- Operating margin dilution due to recent acquisitions 110 bps, as expected, and 70 bps in unfavorable FX – total EPS impact was $0.11
- Higher aerospace defense, commercial aerospace and general industrial sales
- Lower ground defense sales, impacted by previous program cancellations

2011 Segment Review – Metal Treatment


Comm Aero
39%
Gen
Industrial
38%
Other
Defense &
Gov't.
1%
Ground
Defense
1%
Aero
Defense
10%
Oil & Gas
3%
Power Gen
8%

FY Segment Sales: $283 M

Full Year 2011 Results

- Sales up 28%
- Operating income up 70%
- Strong operating margin improvement on higher sales, aided by acquisitions
- Led by higher demand for shot peening and coatings services
- Continued strong sales to commercial aerospace and general industrial markets

2011 End Markets Summary


Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
6%
Power Gen
19%
Naval
Defense
18%
Comm Aero
15%
Other
Defense &
Gov't.
1%
Gen Industry
14%

Note: Percentages in chart relate to full year 2011 sales.

Key Positives

- Commercial markets up 12%
- Defense markets up 4%
- Benefiting from ongoing ramp up in commercial aircraft production rates
- Continued demand for embedded computing, and sensor and control products, supporting ISR applications
- Increased sales for U.S. and China AP1000 reactor projects; Higher aftermarket demand for existing operating reactors
- Increased sales on Virginia class submarines and CVN-79 aircraft carrier

Key Challenges

- Slow recovery of large, international capital projects in oil & gas market
- Lower sales on Bradley and F-22 programs
- Winding down of CVN-78 aircraft carrier and EMALS program

Summary & Outlook – Defense


Aero Defense 15%
Ground Defense 6%
Naval Defense 18%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 15%
Power Gen 19%
Oil & Gas 12%

Note: Percentages in chart relate to full year 2011 sales.

Full Year 2011 Results

- 4% growth in sales
- Strength in military aircraft, helicopters, submarines, CVN-79 carrier and international turret drive aiming and stabilization systems
- Solid sales performance offset the impact of large program cancellations (F-22, FCS, EFV, DDG-1000), winding down of CVN-78 carrier and shift in revenue mix from development to production (Global Hawk)

Outlook for 2012

- Improved ISR sales of embedded computing and sensor products on various programs
- Long-term naval defense outlook remains favorable
- Uncertainty in timing of U.S. ground defense vehicle modernization
- Reduced production on Blackhawk, V-22 and AAG

Summary & Outlook – Commercial Aerospace


Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Naval Defense 18%
Other Defense & Gov't. 1%
Comm Aero 15%
Gen Industry 14%

Full Year 2011 Results

- 30% growth in sales, 12% of which was organic*
- Strong sales due to increased demand from Boeing and Airbus
- Increased demand for sensor and control products on various commercial aircraft, including regional jets

Outlook for 2012

- Benefiting from strong ramp up in commercial aircraft production rates
- Modest improvement in regional jet and commercial helicopter sales

Note: Percentages in chart relate to full year 2011 sales.

*Organic results exclude the impact of FX, acquisitions and divestitures

Summary & Outlook – Oil & Gas



Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Naval Defense 18%
Other Defense & Gov't. 1%
Gen Industry 14%
Comm Aero 15%
Power Gen 19%

Note: Percentages in chart relate to full year 2011 sales.

Full Year 2011 Results

- 4% decrease in sales
- Improved sales for MRO & services in refining and petrochemical industries
- Solid demand for super vessels
- Continued delays in capital spending worldwide, particularly on coking projects

Outlook for 2012

- Slow rebound in refinery equipment sales expected in 2012, leading to a pick-up in coker projects
- Increasing demand for MRO activity and super vessels

Summary & Outlook – Power Generation



Oil & Gas
12%
Aero
Defense
15%
Ground
Defense
6%
Power Gen
19%
Naval
Defense
18%
Comm Aero
15%
Other
Defense &
Gov't.
1%
Gen Industry
14%

Note: Percentages in chart relate to full year 2011 sales.

Full Year 2011 Results

- 8% growth in sales
- Led by U.S. and China AP1000 sales
- Higher domestic aftermarket demand leading to pump and valve sales
- Solid new orders supporting existing nuclear operating reactors

Outlook for 2012

- Continued long-term, global support for AP1000 reactor construction
- Ongoing support for Plant Life Extensions (PLEX) and power uprates supporting U.S. operating reactors
- Global interest in products to aid safety and extend reliability of existing operating reactors

Summary & Outlook – General Industrial


Oil & Gas 12%
Aero Defense 15%
Ground Defense 6%
Power Gen 19%
Naval Defense 18%
Comm Aero 15%
Other Defense & Gov't. 1%
Gen Industry 14%

Note: Percentages in chart relate to full year 2011 sales.

Full Year 2011 Results

- 17% growth in sales
- Led by higher global sales volumes to commercial HVAC, automotive and transportation industries
- Strong demand for metal treatment services

Outlook for 2012

- Economic recovery remains key to higher sales volumes
- Expecting continued, solid demand from HVAC, automotive and transportation industries

2012E Market Outlook (as of February 14, 2012)

Management Guidance	FY2012E
Aero Defense	2 - 4%
Ground Defense	(2) - (4%)
Naval Defense	3 - 5%
Total Defense Including Other Defense	**3 - 5%**
Commercial Aero	18 - 20%
Oil & Gas	7 - 9%
Power Generation	18 - 20%
General Industrial	6 - 8%
Total Commercial	**13 - 15%**
Total Curtiss-Wright	**9 - 11%**

2012E Financial Outlook (as of February 14, 2012)

(in 000's)

Management Guidance	FY2012E
Total Sales	$2,230 - 2,270M 9% - 11%
Flow Control	$1,170 - 1,180M 10% - 11%
Motion Control	$750 - 770M 6% - 8%
Metal Treatment	$310 - 320M 9% - 13%
Operating Income	$240 - 248M 17% - 21%
Flow Control Margin	$119 - 122M 10.2% - 10.3%
Motion Control Margin	$100 - 103M 13.3% - 13.4%
Metal Treatment Margin	$51 - 53M 16.5% - 16.6%
Corporate and Other	~$31M

Note: Full year amounts may not add due to rounding

2012E Financial Outlook (as of February 14, 2012)

Management Guidance	FY2012E
Operating Income	$240 - 248M 17% - 21%
Interest Expense, net	$33 - 34M
Diluted EPS	$2.95 - 3.05 6% - 10%
Diluted Shares Outstanding	47.5M
Effective Tax Rate	32.0%

2012E vs. 2011A Pro Forma EPS Growth

(as of February 14, 2012)

Management Guidance	FY2012E	Growth %
2011 Full Year EPS	$2.77	21% (vs. 2010)
Less: R&D Tax Credit	($0.09)	
2011 Pro Forma EPS	$2.68	
Benefits:		
Sales Volume	$0.26 - 0.31	
OI Margin Improvement	$0.31 - 0.36	
Subtotal:	$3.25 - 3.35	21 - 25%
Less: Interest Expense	($0.20)	
Less: Pension Expense	($0.10)	
2012E Full Year EPS	$2.95 - 3.05	10 - 14%

2012E Financial Outlook (as of February 14, 2012)

Management Guidance	FY2012E
Free Cash Flow (1)	\$90 - 100M
Depreciation & Amortization	\$100 - 105M
Capital Expenditures	\$90 - 95M
Pension Expense	~\$26.5M

(1) Free Cash Flow is defined as cash flow from operations less capital expenditures and includes estimated payments of approximately \$45 million to the Curtiss-Wright Pension Plan and \$34 million in interest payments in 2012.

Outlook for 2012 and Closing Comments

- Strong, double-digit growth in Sales, Operating Income and EPS
- Continued execution and margin expansion
- Strong performances expected in commercial aerospace and power generation markets
- Expecting a solid rebound in sales and profitability in oil & gas market
- Defense business showing ability to overcome delays in funding and program cancellations affecting industry
- Positioned for strong growth organically and through strategic acquisitions

Appendix

Non-GAAP Reconciliation

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
NON-GAAP FINANCIAL DATA (UNAUDITED)
($ in thousands)

Three Months Ended December 31,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss - Wright		
	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg
Sales															
Organic	$281,218	$280,411	0%	$185,463	$181,729	2%	$63,673	$58,665	9%	$ -	$ -		$530,354	$520,805	2%
Incremental [1]	8,762 [2]	2,576 [5]		10,829 [2]	-		11,132 [2]	-		-	-		30,723 [2]	2,576 [5]	
Foreign Currency Fav (Unfav) [4]	(202)			598			(94)			-			302		
Total	**$289,778**	**$282,987**	**2%**	**$196,890**	**$181,729**	**8%**	**$74,711**	**$58,665**	**27%**	**$ -**	**$ -**		**$561,379**	**$523,381**	**7%**
Operating Income															
Organic	$34,066	$37,213	(8%)	$27,847	$26,384	6%	$10,830	$7,706	41%	$ (10,151)	$ (13,702)	26%	$62,592	$57,601	9%
OI Margin %	*12.1%*	*13.3%*	-120bps	*15.0%*	*14.5%*	50bps	*17.0%*	*13.1%*	390bps				*11.8%*	*11.1%*	70bps
Incremental [1]	(633) [2]	(376) [5]		(1,435) [2]			332 [2]						(1,736) [2]	(376) [5]	
Foreign Currency Fav (Unfav) [4]	(12)			611			(32)			15			582		
Total	**$33,421**	**$36,837**	**(9%)**	**$27,023**	**$26,384**	**2%**	**$11,130**	**$7,706**	**44%**	**($10,136)**	**($13,702)**	**26%**	**$61,438**	**$57,225**	**7%**
OI Margin %	***11.5%***	***13.0%***	**-150bps**	***13.7%***	***14.5%***	**-80bps**	***14.9%***	***13.1%***	**180bps**				***10.9%***	***10.9%***	**0bps**

Twelve Months Ended December 31,

	Flow Control			Motion Control			Metal Treatment			Corporate & Other			Total Curtiss - Wright		
	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg	2011	2010	Chg
Sales															
Organic	$1,032,859	$1,021,309	1%	$672,715	$647,031	4%	$249,688	$221,275	13%	$ -	$ -		$1,955,262	$1,889,615	3%
Incremental [1]	24,633 [3]	3,519 [5]		28,816 [3]	-		29,614 [3]	-		-	-		83,063 [3]	3,519 [5]	
Foreign Currency Fav (Unfav) [4]	3,282			8,506			4,017			-			15,805		
Total	**$1,060,774**	**$1,024,828**	**4%**	**$710,037**	**$647,031**	**10%**	**$283,319**	**$221,275**	**28%**	**$ -**	**$ -**		**$2,054,130**	**$1,893,134**	**9%**
Operating Income															
Organic	$104,770	$104,849	(0%)	$88,935	$80,410	11%	$40,514	$25,842	57%	$ (23,461)	$ (30,820)	24%	$210,758	$180,281	17%
OI Margin %	*10.1%*	*10.3%*	-20bps	*13.2%*	*12.4%*	80bps	*16.2%*	*11.7%*	450bps				*10.8%*	*9.5%*	130bps
Gain on Sale [6]				1,310									1,310		
Incremental [1]	(1,137) [3]	(458) [5]		(5,331) [3]			2,687 [3]						(3,781) [3]	(458) [5]	
Foreign Currency Fav (Unfav) [4]	(212)			(3,905)			791			(5)			(3,331)		
Total	**$103,421**	**$104,391**	**(1%)**	**$81,009**	**$80,410**	**1%**	**$43,992**	**$25,842**	**70%**	**$ (23,466)**	**$ (30,820)**	**24%**	**$204,956**	**$179,823**	**14%**
OI Margin %	***9.7%***	***10.2%***	**-50bps**	***11.4%***	***12.4%***	**-100bps**	***15.5%***	***11.7%***	**380bps**				***10.0%***	***9.5%***	**50bps**

(1) The term incremental is used to highlight the impact acquisitions had on the current year results, for which there was no comparable prior year data. Therefore, the results of operations for acquisitions are incremental for the first twelve months from the date of acquisition and are removed from our organic results. Additionally, the results of operations for divested businesses are removed from the comparable prior year period for purposes of calculating organic results. The remaining businesses are referred to as organic.

(2) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc., October 11, 2011 acquisition of South Bend Controls, July 28, 2011 acquisition of ACRA Control, Limited (ACRA), July 22, 2011 acquisition of IMR Test Labs, April 6, 2011 acquisition of Douglas, April 8, 2011 acquisition of BASF, and January 7, 2011 acquisition of Predator Systems Incorporated (PSI).

(3) Our organic growth calculations do not include the operating results for our December 2, 2011 acquisition of Anatec International, Inc. and Lambert, MacGill, Thomas, Inc. (LMT), October 11, 2011 acquisition of South Bend Controls, July 28, 2011 acquisition of ACRA Control, Limited (ACRA), July 22, 2011 acquisition of IMR Test Labs, April 6, 2011 acquisition of Douglas, April 8, 2011 acquisition of BASF, January 7, 2011 acquisition of Predator Systems Incorporated (PSI), five months of operating results for our June 1, 2010 acquisition of Hybricon Corporation, and June 22, 2010 acquisition of Specialist Electronics Services, Ltd. (SES).

(4) Organic results exclude the effects of current period foreign currency translation.

(5) We sold our legacy distribution business on July 29, 2011. The December 2010 results of operations for this business have been removed from the comparable prior year period for purposes of calculating organic results.

(6) Organic results excludes the gain on sale for Hydrop divestiture which was sold in September 29, 2011.